UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report July 18, 2019

FISION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-53929	27-2205792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Sixth Street, Suite 308 B Minneapolis, MN 55439	55403
(Address of principal executive offices)	(Zip Code)

(612) 927-3700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4—Matters Related to Accountants and Financial Statements.

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 18, 2019, we formally engaged Assurance Dimensions, Inc. as our independent registered public accounting firm. The engagement was due to the recent acquisition of Soles Heyn & Company, LLP’s (SHCPA) SEC practice; SHCPA is our existing certifying accountant.The decision to engage Assurance Dimensions, Inc. as our independent registered public accounting firm was approved by our Board of Directors on July 18, 2019.

The former certifying accountant, SHCPA has provided FISION Corporation (the “Company”), prior to its filing with the Securities and Exchange Commission (the “SEC”), with a letter addressed to the U.S. Securities and Exchange Commission stating it agrees with the statements in this Item 4.01 of this Form 8-K. A copy of the letter is filed concurrently herewith as Exhibit 16.1.

SHCPA’s report on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as set forth herein. SHCPA’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the two-year period ended March 31, 2019 and the subsequent period through the date of filing of this report, (i) there have been no disagreements with SHCPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SHCPA, would have caused SHCPAto make reference to the subject matter of the disagreement in connection with its reports; (ii) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (iii) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and through the engagement date, we did not consult with Assurance Dimensions, Inc. regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (2) any matter that was either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Section 9—Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

a. None

b. Exhibits

Exhibit No.	Document
16.1	Letter from Soles, Heyn & Company dated July 19, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISION Corporation

Date: July 19, 2019	By:	/s/ Michael Brown
Michael Brown
President and Chief Executive Officer

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